UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 13, 2025

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
645 Hamilton Street
	Allentown,	PA	18101
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 13, 2025, in connection with an internal reallocation of duties among the senior executives of PPL Corporation (the "Company"), the Board of Directors of the Company approved the elimination of the position of Executive Vice President and Chief Operating Officer of the Company, which will result in the separation of employment without cause of Francis X. Sullivan effective April 4, 2025. In connection with Mr. Sullivan's separation of employment, he will be eligible for severance payments and benefits in accordance with the Company's Executive Severance Plan, as filed with the Securities and Exchange Commission (the "SEC") and described in the Company's Proxy Statement filed with the SEC on April 3, 2024. The severance payment is subject to Mr. Sullivan's execution of a release of claims and compliance with all applicable restrictive covenants. Because Mr. Sullivan is of retirement age under the Company's Amended and Restated 2012 Stock Incentive Plan, the grants he received under the plan in 2023, 2024 and 2025 also will vest in accordance with the terms of the equity incentive plan. In addition, Mr. Sullivan will be eligible for a pro rata annual bonus for the portion of 2025 during which he is employed with the Company, based on actual performance.

Mr. Sullivan's duties shall be delegated to other officers of the Company.

The foregoing description of the terms and conditions of the separation agreement with Mr. Sullivan does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	10.1 -	Separation Agreement between Francis X. Sullivan and PPL Services Corporation, dated January 14, 2025.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  January 15, 2025